UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021 (December 1, 2021)

SURGE COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27688	11-2602030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 East Jefryn Blvd., Deer Park, New York	11729
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 595-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered.
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 1, 2021, the Company held its 2021 Annual Meeting (the “2021 Annual Meeting”). The meeting was left open and adjourned until December 16, 2021 in order to allow for additional voting on all proposals. The preliminary voting results as of December 1, 2021 are listed below:

Proposal 1: Election of Directors

The preliminary votes to elect seven directors to hold office until the 2022 Annual Meeting of Stockholders as of December 1, 2021 were as follows:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Ira Levy	2,726,526	532,332	731,194
Steven J. Lubman	2,759,387	499,471	731,194
Alan Plafker	2,726,526	532,332	731,194
Martin Novick	2,716,887	541,971	731,194
Lawrence Chariton	2,726,526	532,332	731,194
Peter A. Levy	2,711,887	546,971	731,194
Gary M. Jacobs	2,719,026	539,832	731,194

Proposal 2: Ratification of the appointment of independent registered public accounting firm.

The preliminary votes as of December 1, 2021, to ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
3,591,384	37.040	361,628	0

Proposal 3: To approve of the Company’s advisory vote on executive compensation.

The preliminary advisory votes as of December 1, 2021, on the approval of executive compensation were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
2,673,011	246,681	339,166	731,194

Proposal 4: Advisory Vote Regarding the Frequency of Future Advisory Votes on Executive Compensation.

The preliminary advisory votes as of December 1, 2021, regarding the frequency of future advisory votes on executive compensation were as follows:

Three Years	Two Years	One Year	Abstentions	Broker Non-Vote
2,447,175	8,931	484,918	317,834	731,194

Proposal 5: Approval of the reincorporation from Delaware to Nevada.

Pursuant to Delaware General Corporate Law, a majority of outstanding shares entitled to vote is required for approval.

The preliminary voting results as of December 1, 2021 and the percentage of all of the outstanding shares of the Company, for the reincorporation from Delaware to Nevada were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
2,693,276	233,216	332,366	731,194
47.86%	4.14%	5.91%	12.99%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2021

Surge Components, Inc.

/s/ Ira Levy
Ira Levy
President and Chief Executive Officer

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